Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned David Harlow, Chief Executive Officer and Kevin Lawrence, Chief Financial Officer of BancFirst Corporation (the “Company”), do hereby certify that:

(1)

The Annual Report on Form 10-K for the period ended December 31, 2017 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Harlow
David Harlow President and Chief Executive Officer (Principal Executive Officer) March 1, 2018

/s/ Kevin Lawrence
Kevin Lawrence Executive Vice President and Chief Executive Officer (Principal Financial Officer) March 1, 2018